Exhibit 10.28

Portola Pharmaceuticals, Inc.
Stock Option Grant Notice
2013 Equity Incentive Plan

Portola Pharmaceuticals, Inc. (the “Company”), pursuant to its 2013 Equity Incentive Plan (the “Plan”), hereby awards to Participant a Stock Option Award (the “Award”) in respect of the number of shares set forth below.  The Award is subject to all of the terms and conditions as set forth herein, including the Vesting Criteria set forth below, the Plan and the Option Agreement (the “Option Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan or the Option Agreement, as applicable.  Except as provided herein, in the event of any conflict between such provisions, the terms of the Plan shall control.

Participant:
Participant ID:
Grant Number:
Date of Grant:
Number of Shares Subject to Award:
Option Price:
Total Option Price:
Grant Type:

Vesting Terms: Stock options subject to the Award shall become vested and exercisable as described below:

Shares	Vest Type	Full Vest	Expiration

Stock options which do not become vested and exercisable during the relevant vesting term set forth above will be forfeited.

For the avoidance of doubt, for purposes of a Change in Control, this Award, including any unvested and/or unexercised portion hereof, shall continue in effect or otherwise be subject to disposition under the transaction agreement as a Stock Award, pursuant to Section 9(c) of the Plan (relating to Corporate Transactions).

Additional Terms/Acknowledgements:  The undersigned Participant acknowledges receipt of, and understands and agrees to, this Grant Notice, the Option Agreement and the Plan.  Participant further acknowledges that as of the Date of Grant, this Grant Notice, the Option Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the Award and supersedes all prior oral and written agreements on that subject.

Portola Pharmaceuticals, Inc.	Participant
By:
Signature	Signature
Date:	Date:

Attachments:	Option Agreement and 2013 Equity Incentive Plan